EXHIBIT 24.1
                    FIRST FIDELITY BANCORPORATION

                          Power of Attorney


       KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of First Fidelity Bancorporation, a New Jersey corporation (the "Company"), hereby constitutes and appoints each of Anthony P. Terracciano, Peter C. Palmieri, Wolfgang Schoellkopf, James L. Mitchell, and Stephen J. Antal, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 relating to the Company's Common Stock, par value $1.00, per share in connection with the Company's First Fidelity Bancorporation Stock Option and Restricted Stock Plan including any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 19th day of May, 1994.

                  Signature                 Title


   /s/ Louis E. Azzato                      Director
      Louis E. Azzato

   /s/ Edward E. Barr                       Director
      Edward E. Barr


   /s/ Roland K. Bullard, II                Director
      Roland K. Bullard, II


   /s/ Lee A. Butz                          Director
      Lee A. Butz


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                  Signature                 Title


   /s/ Luther R. Campbell, Jr.              Director
      Luther R. Campbell, Jr.

   /s/ John Gilray Christy                  Director
      John Gilray Christy


                                            Director
      James G. Cullen


   /s/ Gonzalo de Las Heras                 Director
      Gonzalo de Las Heras

   /s/ E. James Ferland                     Director
      E. James Ferland


                                            Director
      Arthur M. Goldberg

                                            Director
      Leslie E. Goodman


   /s/ Frank M. Henry                       Director
      Frank M. Henry


                                            Director
      Juan Rodriguez Inciarte


                                            Director
      John R. Kennedy

                                            Director
      Rocco J. Marano


                                            Director
      James D. Morrissey, Jr.


   /s/ Joseph Neubauer                      Director
      Joseph Neubauer




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                  Signature                 Title


   /s/ Peter C. Palmieri                    Director
      Peter C. Palmieri

   /s/ Wolfgang Schoellkopf                 Principal Financial
      Wolfgang Schoellkopf                  Officer and Director


   /s/ Robert Montgomery Scott              Director
      Robert Montgomery Scott


   /s/ Rebecca Stafford                     Director
      Rebecca Stafford

   /s/ Sefton Stallard                      Director
      Sefton Stallard


   /s/ Anthony P. Terracciano               Chairman of the Board,
      Anthony P. Terracciano                President and Chief
                                            Executive Officer

   /s/ Bernard C. Watson                    Director
      Bernard C. Watson


   /s/ Anthony R. Burriesci                 Principal Accounting
      Anthony R. Burriesci                  Officer






















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